Warrant liabilities	12 Months Ended
Dec. 31, 2025
Warrant Liabilities
Warrant liabilities

Note 14 – Warrant liabilities

On November 26, 2025, the Company issued a warrant to purchase up to 100,000 ordinary shares in connection with a securities purchase agreement and received proceeds of $100,000. The warrant was subsequently amended, including a reduction in the exercise price.

The Company determined that the warrant meets the definition of a derivative under ASC 815 and does not qualify for equity classification, as its settlement provisions are not solely indexed to the Company’s own stock. Accordingly, the warrant is classified as a derivative liability and is measured at fair value at issuance and at each reporting date, with changes in fair value recognized in the consolidated statements of operations.

The warrant liability was initially recognized at its fair value of $100,000 upon issuance. As of December 31, 2025, the fair value of the warrant liability was $125,000, resulting in a $25,000 loss recognized in the consolidated statements of operations for the year ended December 31, 2025. The fair value of the warrant liability is classified within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs, including consideration of the contractual repurchase feature at $1.25 per warrant share. As the conditions required to trigger the forced cash exercise provision were not met, the Company elected to exercise its contractual repurchase right. Accordingly, in March 2026, the Company repurchased the warrant in full for $125,000.

EUDA HEALTH HOLDINGS LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, unless stated otherwise)